SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2015 root9B Technologies, Inc.
(Exact name of Company as specified in Charter)

Delaware	000-50502	20-0443575
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

4521 Sharon Road, Suite 300
Charlotte, North Carolina  28211
(Address of Principal Executive Offices)

(704) 521-8077
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

root9B Technologies, Inc., a Delaware corporation (the “Company”) is offering up to 7,000,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), along with warrants to purchase up to 1,750,000 shares of Common Stock, representing twenty-five percent (25%) warrant coverage (the “Warrants”), to certain accredited investors (the “Investors”), including certain officers and directors of the Company, in a private placement, pursuant to securities purchase agreements (the “Agreements”) by and between the Company and each Investor, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2015.  On December 23, 2015, the Company held a closing (the “Closing”) of such private placement, at which the Company sold an aggregate of 927,000 shares of Common Stock at a price of $1.10 per share, along with 231,750 Warrants, for an aggregate purchase price of $1,019,700 pursuant to one or more Agreements.  As of the Closing, the Company has sold an aggregate of 1,695,864 shares of Common Stock, along with 423,966 Warrants, in the private placement.  Following the Closing, the Company may sell up to an additional 5,304,136 shares of Common Stock, along with 1,326,034 Warrants, at additional closings, which may be conducted on a rolling basis until December 31, 2015, unless extended by the Company for up to an additional thirty (30) days.

The Warrants have a term of five years, an exercise price of $1.50 per share and may be exercised at any time from or after the date of issuance. The number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment for certain stock dividends or stock splits, or any reclassification of the outstanding securities of, or reorganization of, the Company.

The Common Stock and Warrants were issued and sold pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder, as well as comparable exemptions under applicable state securities laws, as transactions by an issuer not involving a public offering.  The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by any Investor in connection with the offering.  Moreover, each Investor represented to the Company that (1) it is an accredited investor, as that term is defined under Regulation D of the Securities Act, in the United States, acquiring the Common Stock and Warrants for investment purposes only and not with a view to or for sale in connection with any distribution thereof, (2) either alone or with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its investment, and (3) it had the opportunity to review the Company’s public filings and was afforded (a) the opportunity to ask questions and receive answers from the Company concerning the conditions of the offering, (b) access to information about the Company sufficient to enable such Investor to evaluate its investment in the Company, and (c) the opportunity to obtain such additional information that the Company possessed or could acquire without unreasonable effort or expense necessary to make an informed investment decision.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the form of securities purchase agreement and form of warrant, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 4, 2016, the Company appointed Michael Effinger as its Chief Financial Officer.

Mr. Effinger, age 57, joins the Company from WebPT, Inc., where he served as Chief Financial Officer since October 2014. From February 2011 until October 2014, Mr. Effinger served as the Vice President of Finance at 41st Parameter, a part of Experian.  From March 2008 until February 2011, Mr. Effinger served as the Chief Financial Officer of Infusionsoft.  Mr. Effinger holds a BBA in Accounting from The University of Wisconsin-Eau Claire and an MBA from Marquette University.  Mr. Effinger is also a Certified Public Accountant.

Pursuant to Mr. Effinger’s employment offer letter, Mr. Effinger’s employment with the Company will be at-will.  Moreover, Mr. Effinger will be paid an annual base salary of $210,000 and will be eligible to participate in the Company’s discretionary bonus program.  Mr. Effinger is expected to receive options to purchase up to 300,000 shares of the Company’s Common Stock pursuant to the Company’s 2008 Stock Incentive Plan, vesting as follows: (i) one-third on the date of the grant, (ii) one-third on the one-year anniversary of Mr. Effinger’s employment by the Company, and (iii) one-third on the two-year anniversary of Mr. Effinger’s employment by the Company.  The options will have an exercise price per share equal to the closing price of the Company’s Common Stock on the date of the grant.

During the term of Mr. Effinger’s employment, Mr. Effinger will be eligible to participate in certain benefits plans offered by the Company on the same basis as those generally made available to other senior executives and will accrue paid vacation time on a monthly basis in accordance with the Company’s paid vacation time policy.  Mr. Effinger will be entitled to fifteen (15) days of annual paid vacation and five (5) paid days of sick time per year.

As a condition to Mr. Effinger’s employment by the Company, he will be required to enter into a confidentiality, non-compete and assignment agreement with the Company.

Mr. Effinger is not related to any other director or executive officer of the Company. There are no related person transactions involving Mr. Effinger that are reportable under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement.

10.2	Form of Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT9B TECHNOLOGIES, INC.

Dated: December 29, 2015	By:	/s/
Name: Joseph J. Grano
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement.

10.2	Form of Warrant.